UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 17, 2022

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	Delaware	81-3881866

001-07850	Southwest Gas Corporation 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	California	88-0085720

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Southwest Gas Corporation:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Closing of Senior Notes Offering
On March 22, 2022, Southwest Gas Corporation (the “Company”), a wholly owned subsidiary of Southwest Gas Holdings, Inc. (the “Parent”), completed a public offering of $600 million aggregate principal amount of 4.05% Senior Notes due 2032 (the “Notes”) pursuant to an Underwriting Agreement, dated March 17, 2022, with KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein (the “Underwriting Agreement”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to an effective shelf registration statement on Form
S-3
(File
No. 333-251074-01)
filed with the Securities and Exchange Commission on December 2, 2020. The Company received net proceeds from the sale of the Notes of approximately $592.7 million, after deducting underwriting discounts and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering to redeem the Company’s outstanding 3.875% Senior Notes due 2022 in full, to repay the outstanding amounts under the Company’s credit facility and the remainder for general corporate purposes.
The Notes were issued pursuant to an Indenture, dated as of June 4, 2020 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) and a Third Supplemental Indenture, dated as of March 22, 2022, between the Company and the Trustee (the “Third Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Indenture provides for customary events of default and includes certain covenants, including, but not limited to, restrictions on the Company’s ability to issue indebtedness for borrowed money secured by a lien and enter into certain sale and lease-back transactions.
The Notes bear interest at a fixed rate equal to 4.05% per year, payable semi-annually in arrears on March 15 and September 15 of each year beginning on September 15, 2022. The Notes are unsecured and unsubordinated obligations of the Company and are not guaranteed by the Parent. The Notes rank equal in right of payment with all existing and future senior unsecured debt of Southwest Gas Corporation and senior in right of payment to all existing and future subordinated debt of Southwest Gas Corporation. The Notes will mature on March 15, 2032. At any time prior to December 15, 2031 (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a
360-day
year consisting of twelve
30-day
months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to, but excluding, the date of redemption; and (2) 100% of the principal amount of the Notes then outstanding to be redeemed, plus, in either case, accrued and unpaid interest to, but excluding, the redemption date. On or after the Par Call Date, the Company may redeem the Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the redemption date.
The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, the Supplemental Indenture and the Notes, which are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.
Entry into Amended Term Loan Agreement
On March 22, 2022, the Company entered into Amendment No. 1 to the Term Loan Agreement, dated as of March 23, 2021 (the “Term Loan Agreement” and as amended, the “Amended Term Loan Agreement”), with the lenders, book runners and syndication agents party thereto and The Bank of New York Mellon, as Administrative Agent. As of March 21, 2022, approximately $250 million in aggregate principal amount was outstanding under the term loan provided for under the Term Loan Agreement.
The Amended Term Loan Agreement, among other things, (1) extends the maturity date of the term loan to March 21, 2023 and (2) replaces London Interbank Offered Rate interest rate benchmarks with Secured Overnight Financing Rate interest rate benchmarks.
The foregoing description of the Amended Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Term Loan Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of Registrant.
The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 17, 2022, by and among Southwest Gas Corporation and KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated March 22, 2022, by and between Southwest Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 4.05% Senior Note due 2032 (included in Exhibit 4.1)

5.1	Opinion of Morrison & Foerster LLP regarding the legality of the Notes

10.1	Amendment No. 1, dated as of March 22, 2022, to the Term Loan Agreement, dated as of March 23, 2021, by and among Southwest Gas Corporation, the lenders, book runners and syndication agents party thereto and The Bank of New York Mellon, as Administrative Agent.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

104	Cover Page formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: March 22, 2022	/s/ Gregory J. Peterson
Gregory J. Peterson
Senior Vice President/Chief Financial Officer

SOUTHWEST GAS CORPORATION

Date: March 22, 2022	/s/ Gregory J. Peterson
Gregory J. Peterson
Senior Vice President/Chief Financial Officer